Exhibit 10.2

STOCK OPTION AGREEMENT

(2005 Incentive Stock Option Plan)

     This STOCK OPTION AGREEMENT (the “AGREEMENT”) is made to be effective as of                     , 200___(the “GRANT DATE”), by and between Park National Corporation, an Ohio corporation (the “COMPANY”), and                                          (the “OPTIONEE”).

WITNESSETH:

     WHEREAS, the Board of Directors of the COMPANY has adopted, and the shareholders of the COMPANY have approved, the Park National Corporation 2005 Incentive Stock Option Plan (the “PLAN”); and

     WHEREAS, pursuant to the provisions of the PLAN, the Compensation Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY administers the PLAN; and

     WHEREAS, the COMMITTEE has determined that an option to purchase common shares, without par value (the “COMMON SHARES”), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this AGREEMENT;

     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

     1. Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the “OPTION”) to purchase                           COMMON SHARES of the COMPANY, subject to adjustment as provided in Section 3 of this AGREEMENT. The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).

     2. Terms and Conditions of the OPTION.

          (A) EXERCISE PRICE. The purchase price (the “EXERCISE PRICE”) to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $                     per COMMON SHARE, which is the closing price of the COMMON SHARES of the COMPANY as reported on the American Stock Exchange on the GRANT DATE, subject to adjustment as provided in Section 3 of this AGREEMENT. The OPTION may not be “repriced” (as defined under the rules of the American Stock Exchange) without the prior approval of the COMPANY’s shareholders.

          (B) Exercise of the OPTION. Except as otherwise provided in this AGREEMENT, the OPTION may be exercised as follows:

(i)	at any time after the GRANT DATE, as to of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in

Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on the date of exercise;

(ii)	at any time after the first anniversary of the GRANT DATE, as to an additional of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on the date of exercise;

(iii)	at any time after the second anniversary of the GRANT DATE, as to an additional of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on the date of exercise; and

(iv)	at any time after the third anniversary of the GRANT DATE, as to an additional of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on the date of exercise.

Any exercise of the OPTION may be made in whole or in part; however, no single purchase of COMMON SHARES upon exercise of the OPTION shall be for less than the lesser of (i) 200 COMMON SHARES or (ii) the full number of COMMON SHARES for which the OPTION is then exercisable.

     Subject to the other provisions of this AGREEMENT, if the OPTION becomes vested and exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term.

     The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any subsidiary of the COMPANY nor limit or qualify in any way the right of the COMPANY or any subsidiary of the COMPANY to modify the terms of or terminate the employment of the OPTIONEE at any time in accordance with applicable law and the governing corporate documents of the OPTIONEE’s employer.

          (C) OPTION Term. The OPTION shall in no event be exercisable after the fifth anniversary of the day immediately preceding the GRANT DATE.

          (D) Method of Exercise. The OPTION may be exercised by the OPTIONEE (or in the event of the OPTIONEE’s death, the OPTIONEE’s beneficiary as determined pursuant to the provisions of the PLAN) giving written notice of exercise to the COMMITTEE, in care of the Secretary of the COMPANY, stating the number of COMMON SHARES in respect of which the OPTION is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order payable to the order of the COMPANY). After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such actions as are necessary to deliver an appropriate share certificate evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

     3. Adjustments and Changes in the COMMON SHARES.

          (A) If, during the term of the OPTION, there shall be a dividend or split in respect of the COMMON SHARES, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting the COMMON SHARES, the number of COMMON SHARES subject to the OPTION and the EXERCISE PRICE of the OPTION shall be appropriately adjusted to reflect such event. Fractional COMMON SHARES resulting from any adjustment in the OPTION pursuant to this Section 3 shall be rounded down to the nearest whole number of COMMON SHARES.

          (B) Any and all adjustments in connection with the OPTION made pursuant to this Section 3 shall comply in all respects with Section 422 of the CODE, and the regulations promulgated thereunder.

          (C) Notice of any adjustment made pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

     4. Acceleration of the Vesting of the OPTION upon a Change in Control. Upon the occurrence of a “Change in Control” (as such term is defined in the PLAN), the unexercised portion of the OPTION (whether or not such portion is then exercisable by its terms) shall become immediately vested and exercisable in full.

     5. Non-Transferability of the OPTION. The OPTION may not be transferred, pledged, assigned, alienated, hypothecated or otherwise disposed of, except by will or by the laws of descent and distribution. The OPTION shall be exercisable, during the OPTIONEE’s lifetime, only by the OPTIONEE, the OPTIONEE’s guardian or the OPTIONEE’S legal representative. In the event of the death of the OPTIONEE, the person or persons entitled to exercise the unexercised portion of the OPTION will be determined in accordance with the provisions of the PLAN.

     6. Exercise After Termination of Employment.

          (A) If the OPTIONEE’s employment with the COMPANY and each of its subsidiaries terminates for any reason other than the death, Disability or Normal Retirement of the OPTIONEE, the OPTION shall be forfeited effective immediately upon such termination of employment. If the termination of employment was due to the Normal Retirement of the OPTIONEE, the unexercised portion of the OPTION may be exercised in full (whether or not the OPTION is then fully exercisable) and the right of the OPTIONEE to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or three months after the date of termination of employment. If the termination of employment was due to the death of the OPTIONEE and the OPTIONEE was an employee of the COMPANY or any subsidiary of the COMPANY at the time of the OPTIONEE’s death, the unexercised portion of the OPTION may be exercised in full (whether or not the OPTION is then fully exercisable) and the right of the OPTIONEE’s beneficiary to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or 12 months after the date of death. If the termination of employment was due to the Disability of the OPTIONEE, the unexercised portion of the OPTION may be exercised in full (whether or not the OPTION is then fully exercisable) and the right of the OPTIONEE to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or 12 months after the date of termination of employment. For purposes of this AGREEMENT, the date of termination of employment shall be the last day of employment.

          (B) For purposes of this AGREEMENT, “Disability” shall mean a disability within the meaning of Subsection 22(e) (3) of the CODE and “Normal Retirement” shall mean separation from employment with the COMPANY and each of its subsidiaries on or after the date the OPTIONEE has attained age 62.

     7. Limits on Exercisability of the OPTION; Forfeiture of Exercised Portion of the OPTION. The OPTIONEE will forfeit the unexercised portion of the OPTION, as well as all COMMON SHARES acquired through the exercise of the OPTION on the date of termination of employment with the COMPANY and each of its subsidiaries or within six months before and five years after such termination of employment, if the OPTIONEE:

          (A) Without the COMMITTEE’s written consent, which may be withheld for any reason or for no reason, renders services to, becomes the owner of, or serves (or agrees to serve) as an officer, director, consultant or employee of or partner or member in a business that competes with any portion of the business of the COMPANY or any subsidiary of the COMPANY with which the OPTIONEE has been involved at any time within five years before the OPTIONEE’s termination of employment with the COMPANY and each of its subsidiaries;

          (B) Refuses or fails to consult with, supply information to or otherwise cooperate with the COMPANY or any subsidiary of the COMPANY after being requested to do so;

          (C) Deliberately engages in any action that the COMMITTEE concludes has caused substantial harm to the interests of the COMPANY or any subsidiary of the COMPANY;

          (D) Without the COMMITTEE’s written consent, which may be withheld for any reason or for no reason, solicits or in any manner attempts to influence or induce any employee of the COMPANY or any of its subsidiaries to terminate such employee’s employment, or uses or discloses any information obtained while the OPTIONEE was employed by the COMPANY or any of its subsidiaries concerning the names and addresses of employees;

          (E) Without the COMMITTEE’s written consent, which may be withheld for any reason or for no reason, discloses any confidential or proprietary information relating to the business affairs of the COMPANY or any of its subsidiaries;

          (F) Fails to return all property (other than personal property) produced by, received by or otherwise submitted to the OPTIONEE in the course of the OPTIONEE’s employment with the COMPANY or any of its subsidiaries; or

          (G) Engages in conduct the COMMITTEE reasonably concludes would have given rise to termination of the OPTIONEE for cause (as defined in the PLAN) if it had been discovered before the OPTIONEE terminated the OPTIONEE’s employment with the COMPANY or any of its subsidiaries.

     8. Restrictions on Resale or Other Disposition of COMMON SHARES Acquired Upon Exercise of the OPTION.

          (A) The OPTIONEE hereby acknowledges and agrees that none of the COMMON SHARES acquired upon exercise of the OPTION may be sold, transferred, pledged, assigned, alienated, hypothecated or otherwise disposed of by the OPTIONEE to any person other than the COMPANY or a subsidiary of the COMPANY for a period of five years after the date of exercise; provided, however, that this restriction shall not apply in the event of the exercise of the OPTION following the death, Disability or Normal Retirement (as those terms are defined in Section 6 of this AGREEMENT) of the OPTIONEE. In addition, if following the exercise of the OPTION, the OPTIONEE subsequently leaves the employment of the COMPANY and each of its subsidiaries by reason of death, Disability or Normal Retirement, the restrictions of this Section 8 will immediately cease to apply. If following the exercise of the OPTION, the OPTIONEE leaves the employment of the COMPANY and each of its subsidiaries for any reason other than death, Disability or Normal Retirement, and the OPTIONEE desires to sell or otherwise dispose of the COMMON SHARES acquired upon exercise of the OPTION prior to the termination of the five-year restriction period, the OPTIONEE shall submit a written request to the COMPANY to purchase such COMMON SHARES at a purchase price per COMMON SHARE equal to the lesser of the EXERCISE PRICE or the closing price for the COMPANY’s COMMON SHARES as reported on the American Stock Exchange on the date the OPTIONEE’s employment with the COMPANY and each of its subsidiaries terminated.

          (B) The OPTIONEE acknowledges and agrees that the COMPANY shall cause each share certificate evidencing the COMMON SHARES acquired upon exercise of the OPTION to bear an appropriate legend reflecting the terms of this Section 8, which legend may be in the following or any other appropriate form:

     “Restrictions on the right to transfer the common shares evidenced by this certificate (the “Common Shares”) are set forth in a written Stock Option Agreement, dated                                    , to which Park National Corporation (the “Corporation”) and                                                              [name of the OPTIONEE] are parties. The Corporation will mail to the record holder of the

Common Shares a copy of said Stock Option Agreement, without charge, within five days after receipt of a written request therefor.”

     9. Rights of the OPTIONEE as a Shareholder. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such COMMON SHARES.

     10. PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

     11. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Ohio.

     12. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

     13. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

     14. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     15. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

     16. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. No change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.

     17. Successors and Assigns of the COMPANY. This AGREEMENT shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

     IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the OPTIONEE has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

PARK NATIONAL CORPORATION

By:

Printed Name:

Title:

OPTIONEE:

Printed Name of OPTIONEE

Signature of OPTIONEE

Street Address

City State Zip Code

Telephone Number

Social Security Number